                                                                     EXHIBIT 4.5

                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of March 10, 2000 by and among CYBERIAN OUTPOST, INC., a Delaware corporation (the "Corporation"), and the persons and the entities listed below (each, an "Investor" and collectively, the "Investors"). The Corporation and the Investors are sometimes referred to herein collectively as the "Parties" or each individually as a "Party."

     WHEREAS, in connection with the Subscription Agreement of even date herewith by and among the Parties hereto (the "Subscription Agreement"), the Corporation has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Investors up to 4,702,900 shares of Common Stock of the Corporation, par value $.01 per share (the "Shares"); and

     WHEREAS, to induce the Investors to execute and deliver the Subscription Agreement, the Corporation agreed to provide certain registration rights under the Securities Act (as defined below) and applicable state securities laws.

     NOW, THEREFORE, in considerations of the premises and mutual covenants and obligations hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Registration Rights.

     1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "Additional Issuance Event" shall mean the obligation of the Corporation, in the event that the shelf registration statement for the Shares on Form S-3 (if available, otherwise on Form S-1), is not effective within 180 days after the Closing, on the 181st day following the Closing and, if such registration statement is still not effective, on the 211th day following the Closing, to pay to the Investors, pro rata on the basis of the number of Shares held by an Investor, an amount equal to 5% of the aggregate purchase price for the Shares, payable, at the option of the Corporation, in either cash or additional shares of Common Stock. Such additional shares of Common Stock shall be valued at the lower of (i) the price at which the Shares were sold to the Investors or (ii) the Current Market Price.

          (b) "Closing" shall mean the date of closing of the offering of the Shares.

          (c) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

          (d) "Common Stock" shall mean the Corporation's common stock, $.01 par value per share.

          (e) "Current Market Price" shall mean the trailing ten day average Closing Price of the Common Stock on the NASDAQ ending two business days prior to the relevant measurement date.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (g) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
     Section 1.10 hereof.

          (h) "Initiating Holders" shall mean any Holder or Holders of at least
     (i) thirty percent (30%) of the Registrable Securities, in the aggregate, and (ii) 500,000 Registrable Securities, in the aggregate; provided however that if there are outstanding fewer than 1,600,000 Registrable Securities, in the aggregate, Holders holding 500,000 Registrable Securities, in the aggregate, shall, for all purposes of this Agreement, be Initiating Holders.

          (i) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Corporation, are entitled to include their securities in certain registrations hereunder.

          (j) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, a trust, an individual, a governmental or political subdivision thereof or a governmental agency.

          (k) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

          (l) "Registrable Securities" shall mean (i) all of the Shares, if the Shelf Registration is not declared effective or its effectiveness lapses, and (ii) all of the shares of Common Stock delivered by the Corporation to any Investors by way of any Additional Issuance Event. Registrable Securities shall cease to be Registrable Securities when they (i) are freely salable without restriction pursuant to the volume limitation restriction of Rule 144, (ii) have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise) or (iii) have been sold under a Registration Statement.

          (m) Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Corporation in complying with Sections 1.2 and 1.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Corporation, reasonable fees and disbursements of the Holders' Counsel (as hereinafter defined), "blue sky" fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation which shall be paid in any event by the Corporation). Registration Expenses shall not include Selling Expenses.

          (n) "Registration Rights" shall mean the usual and customary registration rights, including two demand registration rights if called by Investors holding more than 30% of the Shares, and unlimited piggyback registration rights, in the event that the Shelf Registration is not declared effective or its effectiveness lapses.

          (o) "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          (p) "Restricted Shares" shall mean the Shares which are held by the Investors which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

          (q) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

          (r) "Rule 145" shall mean Rule 145 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

          (s) "Rule 415" shall mean Rule 415 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

          (t) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (u) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all reasonable fees and disbursements of counsel for the selling Holders (other than those included in Registration Expenses).

          (v) "Shelf Registration" shall mean the shelf registration statement for the Shares on Form S-3 (if available, otherwise on Form S-1), which shall be filed by the Corporation with the Commission as soon as practicable and shall be declared effective within 180 days after the Closing.

     1.2 Registration on Form S-3.

          (a) Shelf Registration. The Corporation shall effect the Shelf Registration for the Shares. This Shelf Registration shall be filed with the Commission as soon as practicable, and shall be declared effective within 180 days after the Closing. Subject to Sections 1.2(d) and 1.3 hereof, such Shelf Registration shall be continuously maintained in effect for a period not less than two years from the Closing. If necessary, the Corporation shall cause to be filed, and shall use its best efforts to have declared effective as soon as practicable following filing, additional registration statements or amendments as necessary to maintain such effectiveness for such two-year period.

          (b) Excluded Shares. No Holder may include any of its Shares in the Shelf Registration unless such Holder furnishes to the Corporation, in writing, prior to or on the 20th business day after receipt of a request therefor (the "Questionnaire Deadline") which request shall be made within 15 business days after the date hereof, such information as the Corporation may reasonably request for use in connection with the Shelf Registration and in any application to be filed with or under state securities laws. In connection with all such requests for information from Holders, the Corporation shall notify such Holders of the requirements set forth in the preceding sentence. Each Holder as to which the Shelf Registration is being effected agrees to furnish promptly to the Corporation all information reasonably required to be disclosed in order to make information previously furnished to the Corporation by such Holder not materially misleading.

          (c) Additional Issuance Event. Should the Shelf Registration not be declared effective within the 180 day period, the Corporation shall, after such 180 days, and on the 181st day after the Closing and, if the Shelf Registration is still not effective, on the 211th day after the Closing, pay each Investor an amount equal to 5% of the purchase price for the Shares paid by such Investor, payable, at the option of the Corporation, in either cash or additional shares of Common Stock of the Corporation. Such shares of Common Stock shall be valued at the lower of (i) the price the Shares were sold to the Investor or (ii) the Current Market Price. No Investor shall be entitled to additional amounts of shares or cash pursuant to this Section 1.2 (c) unless such Investor (or the Holder of its shares, if such Investor transferred its Shares) shall have provided all such reasonably requested information prior to or on the Questionnaire Deadline; provided that the Corporation has requested such information within 15 business days of the date hereof. If the Corporation is required to issue any additional shares of Common Stock, the Corporation shall include those additional shares of Common Stock in the Shelf Registration Statement.

          (d) Suspension of Registration. Notwithstanding the foregoing, if the Corporation shall furnish to the Holders requesting registration, a certificate signed by the President and Chief Executive Officer of the Corporation stating that in the good faith judgement of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed or to remain effective and it is therefore, essential to defer the filing of such registration statement or suspend the effectiveness of such registration statement, the Corporation shall have the right to defer taking action with respect to such filing or suspend an existing filing for a period of not more than 45 days (in the aggregate) during any one year period. The two year period set forth in Section 1.2(a) shall be extended for an additional number of days equal to the number of days during which the Holder's right to sell the Shares was suspended pursuant to this paragraph.

     1.3 Additional Registration Rights. Should the Shelf Registration not be declared effective within 180 days of the Closing or should the Shelf Registration's effectiveness lapse for any reason while the Corporation has any obligation to maintain such Shelf Registration other than pursuant to Section 1.2(d), the Investors (other than Investors or Holders excluded from the Shelf Registration under Section 1.2(b)) shall have Registration Rights, at the Corporation's expense, which shall include:

          (a) Demand Registration.

               (i) Request for Registration. Subject to the terms hereof, the Initiating Holders may make a demand in writing for registration under the Securities Act of all or part of their Registrable Securities (the "Demand Registration"). If the Corporation receives from the Initiating Holders a written request that the Corporation effect a registration under the Securities Act of Registrable Securities, the Corporation will:

                    (A) promptly give written notice of the proposed
               registration to all of the other Holders; and

                    (B) as soon as reasonably practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under applicable "blue sky" or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of all of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Corporation within 20 business days after such written notice from the Corporation is mailed or delivered; provided, however, that the Corporation shall not be obligated to take any action to effect any such registration pursuant to this Section 1.3(a)(i):

                         (i) any particular jurisdiction in which the
                    Corporation would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act; and

                         (ii) after the Corporation has effected two (2) such
                    registrations pursuant to this Section 1.3(a)(i), and such registrations have been declared or ordered effective.

          In the event that a request for registration is made pursuant to this Section1.3(a)(i) but the Corporation is not obligated to effect such requested registration by virtue of the foregoing clause (B)(i), such request shall not be deemed to be a demand for registration for purposes of this Section 1.3(a)(i). Subject to the foregoing clauses (B)(i) through
     (B)(ii), the Corporation shall prepare and file a Registration Statement covering the Registrable Securities so requested to be registered immediately after receipt of the request or requests of the Initiating Holders. The Registration Statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 1.11 hereof, include other securities of the Corporation with respect to which registration rights have been granted.

                         (iii) Underwriting. If the Initiating Holders intend to
                    distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to
                    Section 1.3(a)(i) hereof and the Corporation shall include such information in the written notice referred to in
                    Section 1.3(a)(i) hereof. In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.3(a)(i), and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          If other persons shall request inclusion in any registration pursuant to Section 1.3(a), the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
     Section 1. The Corporation shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (but subject to the reasonable approval of the Holders holding a majority of the Registrable Securities to be included in such underwriting) with the managing underwriter selected for such underwriting by the Holders holding a majority of the Registrable Securities to be included in such underwriting, which managing underwriter shall be reasonably acceptable to the Corporation. The Corporation and the Holders participating in such underwriting shall reasonably cooperate with any such underwriter. Notwithstanding any other provision of this Section 1.3, if the managing underwriter advises the Initiating Holders in writing that, in its good faith judgment, marketing factors require a limitation of the number of shares to be underwritten, then the Corporation shall so advise all participating Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as set forth in Section 1.11. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Corporation, the underwriter or the Initiating Holders. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(a)(ii), then the Corporation shall offer to all persons who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such persons requesting additional inclusion in accordance with Section 1.11.

          If the underwriter has not limited the number of Registrable Securities to be underwritten, the Corporation may include securities for its own account (or for the account of other shareholders in accordance with the terms of this Agreement) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

          If the number of Registrable Securities excluded from the underwriting exceeds fifty percent (50%) of the total Registrable Securities requested to be included in such underwriting by the Holders, then Holders of a majority of the Registrable Securities requested to be included in such underwriting may elect to terminate the registration. If such election to terminate is elected, such registration shall not count as a demand registration.

          (b) Unlimited Piggyback Registration Rights.

               (i) Notice of Registration. For a period of two years following the Closing, if the Corporation at any time proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than in connection with the Registration Statement contemplated by Section 1.3(a) hereof or a registration statement on Form S-8 (or any successor or substantially similar form) relating to an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan or a registration statement on Form S-4 (or any successor or substantially similar form)) or for the account of a holder of securities of the Corporation, then the Corporation will:

                    (A) promptly give to each Holder written notice thereof at least twenty (20) days before the anticipated initial filing date of any such registration statement, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement; and

                    (B) subject to the underwriter limitations, if any,
               described in Section 1.3(b)(iii) below, include in such registration statement (and any related qualification under "blue sky" laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests to be included therein, made by any Holder and received by the Corporation within twenty (20) days after the written notice from the Corporation described in clause (A) above is mailed or delivered by the Corporation. Such written request may specify all or a part of a Holder's Registrable Securities.

          No right to registration of Registrable Securities under this Section 1.3(b)(i) shall be construed to limit any registration required under
     Section 1.3(a).

               (ii) Holdback by the Corporation. Subject to the rights of other stockholders who have registration rights as of the date hereof, if the Corporation has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 1.3(a), and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except for a registration relating solely to employee benefits plans or to a transaction under Rule 145), whether on its own behalf or at the request of any holder or holders of such securities, until a period of ninety (90) days has elapsed from the effective date of such a previous registration.

               (iii) Underwriting. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(b)(i)(A). In such event the right of any Holder to registration pursuant to this Section 1.3(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation and the other holders of securities of the Corporation with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Corporation. Notwithstanding any other provision of this Section 1.3(b), if the managing underwriter determines in its good faith judgment that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Corporation shall so advise all holders of securities requesting registration, and the number of shares of securities that may be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.11. No securities of the Corporation held by parties other than the Holders or the Corporation shall be included in any registration and underwriting to which this section applies if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will thereby be limited. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter.

     1.4 Limitations on Subsequent Registration Rights. From and after the date hereof, without the approval of the Holders of a majority of the Registrable Securities, the Corporation shall not enter into any agreement granting any holder or prospective holder of any securities of the Corporation registration rights with respect to such securities unless: (a) the agreement does not allow the holder to include the securities in a registration filed under Section 1.3(a) hereof unless it would not thereby limit the number of Registrable Securities of the Holders included in the registration; and (b) the agreement does not grant rights which would delay the ability of the Holders to obligate the Corporation to file a registration statement on the Holders' behalf pursuant to Sections 1.2 or 1.3. The Corporation has not previously and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. As of the date hereof, Schedule 1.1 hereof sets forth all persons who by virtue of agreements with the Corporation are entitled to include their securities in certain registrations hereunder.

     1.5 Expenses of Registration. All Registration Expenses shall be borne by the Corporation. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     1.6 Registration Procedures. In the case of each registration, effected by the Corporation pursuant to this Section 1, the Corporation will keep each Holder advised in writing as to the initiation of each registration and such amendment thereof and as to the completion thereof. At its expense the Corporation will:

          (a) Promptly prepare and file with the Commission a Registration Statement with respect to such securities and with respect to registrations under Sections 1.3, use its best efforts to cause such Registration Statement to become effective as promptly as possible and remain effective until the earlier of (i) the date which is one hundred and eighty (180) days after the effective date of such Registration Statement and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed (the "Registration Period"); provided, however, that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or similar order of the Commission or other governmental agency or court (other than by reason of any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit furnished in writing by a Holder to the Corporation specifically for inclusion therein), such registration will be deemed not to have been effected. Notwithstanding the foregoing, if within sixty (60) days after the effective date of the stop order, injunction or similar order of the Commission or other governmental agency or court, the same is lifted and the effectiveness of the registration is restored, the registration shall be deemed to have been effected, provided, that the Registration Period (i) will be tolled during the period the stop order, injunction or similar order is in effect, (ii) shall resume upon the lifting thereof and (iii) shall be extended one day for each day during the period that the stop order, injunction or similar order is in effect.

          (b) Furnish, at least five (5) business days before filing a Registration Statement that registers such Registrable Securities, a prospectus relating thereto and any amendments or supplements relating to such a Registration Statement or prospectus, to one counsel selected by the Holders (the "Holders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances).

          (c) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective for the Registration Period, and to comply with the provisions of the Securities Act with respect to the sale and other disposition of all securities covered by such Registration Statement.

          (d) Notify in writing to the Holders' Counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such Registration Statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes.

          (e) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (f) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents incident thereto as such Holders or underwriters may reasonably request in order to facilitate the public offering of such securities.

          (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (h) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) a copy addressed to Holders of the opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holders requesting registration of Registrable Securities and (ii) a copy addressed to Holders of the letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holders requesting registration of Registrable Securities.

          (j) Cause all such Registrable Securities registered pursuant hereunder to be listed on the the NASDAQ or such other automated quotation system or securities exchange on which Common Stock is listed.

          (k) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and the securities commission or other regulatory authority of any relevant state or other jurisdiction and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

          (l) Use its best efforts to take all other steps reasonably necessary to effect the registration of such Registrable Securities contemplated hereby. Notwithstanding the foregoing, the Corporation shall not be obligated to register the Registrable Securities of any Holder who fails within a reasonable time to provide to the Corporation such information as the Corporation may reasonably request at the time to enable the Corporation to comply with applicable laws or regulations or to facilitate the preparation of the Registration Statement.

     1.7 Indemnification.

     (a) The Corporation will indemnify each Holder; each Holder's officers, directors, employees, principals, equity holders and partners; each underwriter, broker or any other Person (other than the Corporation) acting on behalf of such Holder, and each Person (other than the Corporation) controlling such Person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or that compliance has been effected pursuant to this Section 1, against all expenses, claims, losses, damages or liabilities, joint or several (or actions in respect thereof) (collectively, "Losses"), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or (i) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, preliminary or final prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or (ii) arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation by the Corporation of the Securities Act, state securities or "blue sky" laws or any rule or regulation promulgated thereunder applicable to the Corporation in connection with any such registration, qualification or compliance (each statement, omission or violation referred to in clauses (i), (ii) and (iii) of this Section 1.7(a) being referred to as a "Violation"), and the Corporation will reimburse each such Holder, each of its officers and directors, each such underwriter, broker or other Person (other than the Corporation) acting on behalf of such Holder, and each such controlling Person (other than the Corporation) for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, provided that the Corporation will not be liable to any such Person in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in conformity with written information furnished to the Corporation and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this
Section 1.7(a) shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld).

     (b) Each Holder will, if Registrable Securities held by such Holder are included, in the securities as to which such registration, qualification or compliance is being effected, indemnify the Corporation, each of its directors and officers, each underwriter, broker or other Person acting on behalf of the Holders, and each Person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act, and each other such Holder and Other Stockholder, each of their officers and directors and each person controlling such Holder or Other Stockholder within the meaning of Section 15 of the Securities Act, against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, preliminary or final prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation, such Holders, Other Stockholders, such directors, officers, underwriters, brokers, other Persons acting on behalf of the Holders or control Persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary or final prospectus, offering circular or other document in conformity with written information furnished to the Corporation by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of and such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the aggregate net proceeds received by such Holder from the sale of Registrable Securities in such registration.

     (c) Each Person entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. If (i) the Indemnifying Party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claim, the fees and expenses of any counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party; provided that, if the Indemnifying Party is obligated to pay the fees and expenses of counsel for other Indemnified Parties, such Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm for the Indemnified Parties, unless there exists a conflict of interest or separate and different defenses among the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or action referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amounts paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the maximum amount which any Holder shall be required to contribute pursuant to this Section 1.7(d) shall be limited to an amount equal to the net proceeds received by such Holder from the sale of Registrable Securities effected pursuant to such registration.

     1.8 Information by Holder. The Holders of securities included in any registration shall furnish to the Corporation in writing such information regarding such Holders, the Registrable Securities held by such Holders and the distribution proposed by such Holders as the Corporation may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Corporation becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

          (b) File with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

          (c) So long as a Holder owns any Registrable Securities to furnish to the Holder forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration. The Corporation will take action reasonably requested by a Holder to facilitate the transfer of Registrable Securities pursuant to Rule 144.

     1.10 Transfer of Registration Rights. The rights to cause the Corporation to register securities granted to a Holder by the Corporation under this Agreement may be transferred or assigned by a Holder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like), provided that the Corporation is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or the assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

     1.11 Priority in Registration. In the event of any registration of securities of the Corporation under the Securities Act, (other than on Forms S-4, S-8 or their successor forms) holders of securities not enjoying demand registration rights shall be first reduced pro rata to zero and, if necessary, all holders of securities enjoying demand registration rights (including the Holders) shall be cut back, with it being understood that (i) the Corporation shall include in such registration the number of securities requested to be included therein which are held by such holders (including the Holders) enjoying demand registration rights which in the opinion of such underwriters can be sold without materially and adversely affecting the success of such offering, pro rata among such holders based on the number of securities (on an as-converted or as-exercised basis) owned by each such holder, and (ii) in connection with an underwritten primary registration on behalf of the Corporation pursuant to
Section 1.3(b) above, such holders enjoying demand registration rights shall be entitled to include not less than 25% of the total number of shares to be included in such offering.

     2. Miscellaneous.

     2.1 Governing Law; Submission to Jurisdiction. a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein, without regard to principles of the conflict of laws thereof.

     (b) Each Party hereto hereby agrees that any suit or judgment entered by any court in respect thereof may be brought to the extent permitted by applicable law in the State of New York, County of Manhattan or in any United States District Court for the District of the State of New York, as the Party commencing such suit, action or proceeding may elect in its sole discretion; and each Party hereto hereby irrevocably submits to the jurisdiction of such courts and any appellate court or body thereof for the purpose of any suit, action, proceeding or judgment (and waives for such purpose any other preferential jurisdiction by reason of its present of future domicile or otherwise).

     (c) Each Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the State of New York, County of Manhattan or in any United States District Court for the District of the State of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     2.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Holder, and the closing of the transactions contemplated hereby.

     2.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

     2.4 Entire Agreement. This Agreement and the Subscription Agreement contain the entire understanding and agreement of the Parties with respect to the subject matter hereof and thereof. This Agreement and the Subscription Agreement supersede all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Holders of at least 50% of the Registrable Securities then outstanding and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

     2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by certified or registered mail, postage prepaid, return receipt requested, by courier or a recognized overnight delivery service or by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party), addressed (a) if to any Holder, at such Holder's address as set forth in the Corporation's records, or at such other address as such Holder shall have furnished to the Corporation in writing with copies to C.
E. Unterberg, Towbin at 10 East 50th Street, 20th Floor, New York, NY 10022,
Attention: Michael Marrus, (b) if to the Corporation, at 23 North Main Street, P.O.B. 636, Kent, CT 06757, Attention: Robert Bowman, or at such other address as the Corporation shall have furnished to such Holders in writing. Notices that are mailed shall be deemed to have been given five days after deposit in the United States mail and notices delivered personally, by facsimile, courier or an overnight delivery service shall be deemed to have been given upon delivery to recipient's address.

     2.6 Delays or Omissions. No failure or delay by any Holder in exercising any right, power or privilege hereunder and no course of dealing between the Corporation, on the one hand, and any Holder, on the other hand, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. No notice to or demand on the Corporation in any case shall entitle the Corporation to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Holder to any other or further action in any circumstances without notice or demand. Each covenant contained herein shall operate independently of any other covenant contained herein.

     2.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     2.8 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable the remainder of this Agreement and application of such provision to Persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     2.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                          COUNTERPART SIGNATURE PAGE TO
                          REGISTRATION RIGHTS AGREEMENT


                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                               CORPORATION:

                                               CYBERIAN OUTPOST, INC.



                                               By: /s/ Robert A. Bowman
                                                   ----------------------
                                                   Name:
                                                   Title:

                          COUNTERPART SIGNATURE PAGE TO
                          REGISTRATION RIGHTS AGREEMENT


                                     INVESTORS:


                                     Ardent Research Partners, Ltd.

                                     By: /s/ Francis J. Sardutti
                                         -------------------------------------

                                     Ardent Research Partners, L.P.

                                     By: /s/ Francis J. Sardutti
                                         -------------------------------------

                                     Elliot Broidy, IRA

                                     By: /s/ Elliott Broidy
                                         -------------------------------------

                                     Camelot Capital, LP

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Camelot Offshore Fund Ltd.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Camelot Capital II, LP

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Hathaway Partners Investment L.P.

                                     By: /s/ C. Nichols Hathaway
                                         -------------------------------------

                                     Duck Partners

                                     By: /s/ J. Mitchell Hull
                                         -------------------------------------

                                     Kensington Partners L.P.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Kensington Partners II L.P.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Bald Eagle Fund, Ltd.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Essex Performance Fund, LP

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     PAW Partners LP

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     PAW Partners Offshore Fund Ltd.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     FNY Securities Associates L.P.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Alfred University

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Core Technology Fund

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Walt Disney Company Retirement Plan

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Executive Technology LP

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Foundation Partners Fund GP

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Matrix Technology Group NV

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Rochester Institute of Technology

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Sci-Tech Investment Partners L.P.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     SG Partners LP

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Tampsco II Partnership

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Yale University

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Yale University Retirement Plan for
                                     Staff Employees

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Special Situations Private
                                     Equity Fund, L.P.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Special Situations Fund III, L.P.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Special Situations Cayman Fund, L.P.

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Straus Partners, LP

                                     By: /s/ Melville Straus
                                         -------------------------------------

                                     Straus-Spelman Partners, LP

                                     By: /s/ Melville Straus
                                         -------------------------------------

                                     Straus-GEPT

                                     By: /s/ Melville Straus
                                         -------------------------------------

                                     Trellus Offshore Fund Limited

                                     By: /s/ Adam Usdan
                                         -------------------------------------

                                     Trellus Partners, LP

                                     By: /s/ Adam Usdan
                                         -------------------------------------

                                     Maple Row Partners, LP

                                     By: /s/ Eric Blattman
                                         -------------------------------------

                                     Maple Row Partners (Bermuda)

                                     By: /s/ Eric Blattman
                                         -------------------------------------

                                     Catalyst Partners

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Edmund H. Shea, Jr.

                                     /s/ Edmund H. Shea, Jr.
                                     -----------------------------------------

                                     Valor Fund Ltd.

                                     By: /s/ Russell Sarachek
                                         -------------------------------------

                                     Russell Saracheck

                                     /s/ Russell Sarachek
                                     -----------------------------------------

                                     Wellport Corp. NV

                                     By: /s/ Russell Sarachek
                                         -------------------------------------

                                     Morton Collins

                                     /s/ Morton Collins
                                     -----------------------------------------

                                     C.E. Unterberg, Towbin Capital Partners

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     UT Technology Partners, LDC

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     UT Capital Partners International, LDC

                                     By: /s/ signature illegible
                                         -------------------------------------

                                     Thomas I. Unterberg

                                     /s/ Thomas I. Unterberg
                                     -----------------------------------------

                                     Ellen Unterberg Celli

                                     /s/ Ellen Celli
                                     -----------------------------------------

                                     Emily Unterberg Satloff

                                     /s/ Emily Satloff
                                     -----------------------------------------

                                     Andrew Arno &
                                     Janis Koopersmith Arno JT WROS

                                     /s/ Andrew Arno           /s/  Janis Arno
                                     -----------------------------------------

                                     Daniel Ries

                                     /s/ Daniel Ries
                                     -----------------------------------------

                                     Daniel Ries Escrow Account

                                     By: /s/ Daniel Ries
                                         -------------------------------------

                                     Adam S. Frankfort-IRA

                                     By: /s/ Adam S. Frankfort
                                         -------------------------------------

                                     Andrew M. Blum

                                     /s/ Andrew M. Blum
                                     -----------------------------------------

                                     O. Lee Tawes

                                     /s/ O. L. Tawes
                                     -----------------------------------------

                                     Estelle Konvisor

                                     /s/ Estell Konvisor
                                     -----------------------------------------

                                     C.E. Unterberg, Towbin 401K Profit Sharing
                                     Plan DTD 10/26/90 FBO Robert M. Matluck; R.
                                     Matluck & T. Unterberg, TTEES

                                     By: /s/ Robert M. Matluck
                                         -------------------------------------


                                     Jeffrey Moskowitz

                                     /s/ Jeffrey Moskowitz
                                     -----------------------------------------

                                     A. Robert Towbin

                                     /s/ A. Robert Towbin
                                     -----------------------------------------